--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported): February 11, 1999

                             McLEODUSA INCORPORATED
             (Exact name of registrant as specified in its charter)

        Delaware                    0-20763                  42-1407240
     (State or Other              (Commission               (IRS Employer
      Jurisdiction               File Number)          Identification Number)
    of Incorporation)

             McLeodUSA Technology Park                       52406-3177
 6400 C Street, S.W., P.O. Box 3177, Cedar Rapids,           (Zip Code)

                                      IA
                   (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (319) 364-0000

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events

Proposed Private Debt Offering

  After the close of The Nasdaq Stock Market, Inc.'s National Market System ("Nasdaq NMS") on the evening of February 10, 1999, the Company issued a press release announcing that it plans to raise approximately $250 million in a proposed private offering of senior notes due 2009 (i) to "qualified institutional buyers"(as defined in Rule 144A under the Securities Act of 1933) and (ii) pursuant to offers and sales that occur outside the United States in accordance with Regulation S under the Securities Act of 1933. After the close of the Nasdaq NMS on February 11, 1999, the Company issued a second press release to announce an increase in the amount of debt it plans to raise from $250 million to approximately $500 million in its proposed private offering of 8.125% senior notes due February 15, 2009.

  Enclosed as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated by reference herein, is the text of the press release issued by the Company on the evening of February 11, 1999.

                                   * * * * *

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

  (c) Exhibits.

 99.1 Press Release, dated February 11, 1999, announcing the Company's intent to raise up to $500 million in a proposed private debt offering of senior notes due 2009.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          McLeodUSA Incorporated

Date: February 12, 1999

                                          By: /s/ Randall Rings
                                             ------------------------------
                                                      Randall Rings
                                               Vice President, Secretary and
                                                      General Counsel

                                 EXHIBIT INDEX

                                                                 Page Number
                                                                in Sequential
 Exhibit Number                    Exhibit                     Numbering System
 --------------                    -------                     ----------------
      99.1       Press Release, dated February 11, 1999,
                 announcing the Company's intent to raise up
                 to $500 million in a proposed private debt
                 offering of senior notes due 2009.